UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 20, 2009

BEST ENERGY SERVICES, INC.
(Exact name of registrant specified in its charter)
Nevada	000-53260	02-0789714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1010 Lamar Street, 12th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone, including area code:	(713) 933-2600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On January 20, 2009, Best Energy Services, Inc. (the “Company”). entered into an agreement with Larry Hargrave, its former CEO and a director, and on January 22, 2009, the Company entered into an agreement with James Carroll, its former CFO and, as of January 22, 2009, a former director. Under the terms of both agreements, the employment agreements with each of Messers. Hargrave and Carroll were terminated and the Company and each of Messers. Hargrave and Carroll and the Company mutually released each other from certain liabilities.

The Company agreed to pay Mr. Hargrave the following:
·	$25,000 payable in two installments of $12,500;
·	the issuance of 75,000 shares of the Company’s common stock in three installments of 25,000 shares;
·
the payment of a total of $850,000 in unpaid deferred compensation payable as follows: (i) the issuance of a total of 600,000 shares of common stock valued at $0.50 per share on January 20, 2009; (ii) beginning on January 15, 2009 and continuing through and including April 15, 2009, the Company shall pay Hargrave $15,000 per month on the 15th day of each month; and (iii) beginning on May 15, 2009, the Company shall pay Hargrave $10,000 per month for a period of 49 months;

·	the reimbursement of certain out-of–pocket expenses;
·	the payment of certain receivables of American Rig Housing, Inc. (“ARH”)collected by the Company which arose prior to the Company’s acquisition of ARH; and
·	the payment of Mr. Hargraves health insurance premiums until July 2009.

     The Company agreed to pay Mr. Carroll the following:
·	$37, 500 payable at signing; and
·	the payment of Mr. Hargraves health insurance premiums until July 2009.

    The Company also entered into a consulting agreement with Mr. Hargrave pursuant to which, beginning in February 2009 and ending in July 2009, Mr. Hargrave will act as a consultant to ARH and will be paid $10,000 for such services.

Item 1.02   Termination of a Material Definitive Agreement

On January 20, 2009, the Company’s employment agreement with Larry Hargrave was terminated and on January 22, 2009, the Company’s employment agreement with James Carroll was terminated.

Item 3.02   Unregistered Sales of Equity Securities

On January 20, 2009, the Company agreed to issue a total of 675,000 shares of common  stock to Larry Hargrave pursuant Section 4(2) of the Securities Act of 1933, as amended. See Item 1.01 for more detail.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 22, 2009, James Carroll resigned as a director of the Company.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

10.1	Agreement between Best Energy Services, Inc. and Larry Hargrave.

10.2	Consulting Agreement by and between Best Energy Services, Inc. and Larry Hargrave

10.3	Agreement between Best Energy Services, Inc. and James Carroll

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST ENERGY SERVICES, INC.

Date:	January 26, 2009	By:	/s/ Mark G. Harrington
Name: Mark G. Harrington Title: CEO